NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON
EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED, OR STATE SECURITIES LAWS. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS IS AVAILABLE.

Warrant No.	  	STOCK PURCHASE WARRANT		No. of Shares

To Subscribe for and Purchase Common Stock of
CAMBEX CORPORATION

THIS CERTIFIES that, for value received, BA Associates, Inc. (together with any subsequent transferees of all or any portion of this Warrant, the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from CAMBEX CORPORATION, a Massachusetts corporation (hereinafter called the "Company"), at the price hereinafter set forth in Section 2, up to fully paid and non-assessable shares (the "Shares") of the Company's Common Stock, $.10 par value per share (the "Common Stock").

	1.	Definitions.  As used herein the following term shall have the following meaning:

	"Act" means the Securities Act of 1933, as amended, or a successor statute thereto and the rules and regulations of the Securities and Exchange Commission issued under that Act, as they each may, from time to time, be in effect.

	2.	Purchase Rights.  Subject to the terms hereof, the purchase
rights represented by this Warrant shall be exercisable by the Holder in whole or in part commencing on the date hereof and ending on
 .

	Subject to this Section 2, this Warrant may be exercised for Shares at
a price of                                          per share, subject to
adjustment as provided in Section 6 (the "Warrant Purchase Price").

	3.	Exercise of Warrant.  (a) Generally.  Subject to Section 2 above, the purchase rights represented by this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the duly executed Notice of Exercise (the form of which is attached as Exhibit A) at the principal office of the Company and, subject to Section 3(b), by the payment to the Company, by wire transfer, or certified or bank check, of an amount equal to the then applicable Warrant Purchase Price per share multiplied by the number of Shares then being purchased. Upon exercise, the Holder shall be entitled to receive, within a reasonable time, a certificate or certificates, issued in the Holder's name or in such names as the Holder may direct, for the number of Shares so purchased. The Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised and the Warrant Purchase Price paid in accordance herewith.

	(b)	Net Exercise Option.  In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Common Stock by executing and delivering to the Company at its principal office the written Notice of Exercise, specifying the portion of the Warrant to be converted, and accompanied by this Warrant.

The number of shares of Common Stock to be issued to Holder upon such conversion shall be computed using the following formula:

X = (P)(Y)(A-B)/A

 	where X =       the number of Shares to be issued to the Holder for the
portion of the
Warrant being converted.

	P =  	the portion of the Warrant being converted expressed as a decimal fraction.

	Y =	the total number of Shares issuable upon exercise of the Warrant in full.

	A =	the fair market value of one share of Common Stock which shall mean (i) the fair market value of the Company's stock issuable upon conversion of such share as of the last business day immediately prior to the date the Notice of Exercise is received by the Company, as determined in good faith by the Company's Board of Directors, or (ii) if the Company has publicly traded securities at the time of the conversion, the lowest bid price for the ten (10) trading days preceding the date of the Notice of Exercise.

	B =	the Warrant Purchase Price on the date of conversion.

	Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Common Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Common Stock purchasable hereunder upon the same terms and conditions set forth herein.

	4.	Shares to be Issued; Reservation of Shares.  The Company
covenants that the Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon issuance in accordance herewith, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issuance upon exercise of the purchase rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

	5.	No Fractional Shares.  No fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock, as determined in good faith by the Company's Board of Directors.

	6.	Adjustments of Warrant Purchase Price and Number of Shares.  If
there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made to the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before the record date for such merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section including, without limitation, adjustments to the Warrant
Purchase Price and to the number of securities or property issuable upon exercise the new Warrant. The provisions of this Section shall similarly apply to successive reclassifications, exchanges, substitutions or other events and successive dividends.

	7.	No Rights as Shareholders.  This Warrant does not entitle the
Holder to any voting rights or other rights as a shareholder of the Company prior to exercise of this Warrant and the payment for the Shares so purchased. Notwithstanding the foregoing, the Company agrees to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Company concurrently with the distribution thereof to the shareholders. Upon valid exercise of this Warrant and payment for the Shares so purchased in accordance with the terms of the Warrant, the Holder or the Holder's designee, as the case may be, shall be deemed a shareholder of the Company.

	8.	Sale or Transfer of the Warrant and the Shares; Legend.  The
Warrant and the shares shall not be sold or transferred unless either (i) they first shall have been registered under applicable federal and state securities laws, or (ii) such sale or transfer is exempt from the registration requirements of such laws. Each certificate representing any Warrant shall bear the legend set out on page 1 hereof. Each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:


THE SHARES EVIDENCED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION AVAILABLE UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

	9.	Additional Restrictions on Transfer.  Such Warrant and Shares may
be subject to additional restrictions on transfer imposed under applicable state and federal securities law.

	10.	Modifications and Waivers.  This Warrant may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

	11.	Notices.  Any notice, request or other document required or
permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Company or in the case of the Company, at the address indicated therefor on the signature page of this Warrant, or, if different, at the principal office of the Company.

	12.	Loss, Theft, Destruction or Mutilation of Warrant.  The Company
covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

	13.	Representations and Warranties of Holder.  By accepting this
Warrant, the Holder represents and warrants that he, she or it is acquiring this Warrant and the Shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof or any part thereof. Holder represents and warrants that he, she or it is (a) experienced in the evaluation of businesses similar to the Company,
(b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (c) has the ability to bear the economic risks of an investment in the Company, (d) has reviewed a copy of the Company's Amended Disclosure Statement with Respect to Reorganization Plan dated March 17, 1998, as filed with the U.S. Bankruptcy Court for the District of Massachusetts on March 24, 1998, and (e) has been afforded the opportunity to ask questions of and to receive answers from the officers of the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company.

	14.	Binding Effect on Successors.  This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

	15.	Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts, other than the choice of law provisions thereof.

	IN WITNESS WHEREOF, CAMBEX CORPORATION has caused this Warrant to be executed by an officer thereunto duly authorized.

ORIGINAL ISSUANCE AS OF:

							CAMBEX CORPORATION



							By:  Joseph F. Kruy, President

							Address:  360 Second Avenue
								    Waltham, MA  02451